UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2017

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

$750,000,000 aggregate principal amount of 4.625% Senior Notes due 2025

On September 22, 2017, United Rentals (North America), Inc. (“URNA”) completed an offering of $750,000,000 aggregate principal amount of its 4.625% Senior Notes due 2025 (the “2025 Notes”). The 2025 Notes were sold pursuant to United Rentals, Inc. (“URI”) and URNA’s shelf registration statement on Form S-3 (File No. 333-201927) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act as supplemented by the final prospectus supplement dated September 8, 2017 and filed with the SEC on September 12, 2017.

The 2025 Notes were issued pursuant to an indenture (the “2025 Indenture”), dated as of September 22, 2017, among URNA, URI, certain domestic subsidiaries of URNA (the “Subsidiary Guarantors” and, together with URI, the “Guarantors”), and Wells Fargo Bank, National Association, as trustee.

The 2025 Notes mature on October 15, 2025 and bear interest at a rate of 4.625% per year payable semi-annually in cash in arrears on April 15 and October 15 of each year. The first such interest payment will be made on October 15, 2017.

The 2025 Notes are senior obligations of URNA and rank equally with all of its existing and future senior indebtedness, effectively junior to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of its existing and future subordinated indebtedness.

The 2025 Notes are guaranteed on a senior basis by the Guarantors. The guarantees are senior obligations of the Guarantors and rank equally with all of their existing and future senior indebtedness, effectively junior to any of their existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of their existing and future subordinated indebtedness. The 2025 Notes are not guaranteed by URNA’s foreign subsidiaries or unrestricted subsidiaries.

URNA may redeem some or all of the 2025 Notes, at its option, at any time on or after October 15, 2020, at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on October 15 of each of the years indicated below:

Year	Redemption Price
2020	102.313%
2021	101.156%
2022 and thereafter	100.000%

At any time prior to October 15, 2020, URNA may redeem some or all of the 2025 Notes at a price equal to 100% of the aggregate principal amount of the 2025 Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the redemption date. In addition, at any time on or prior to October 15, 2020, URNA may, at its option, on one or more occasions, redeem up to 40% of the aggregate principal amount of the 2025 Notes with the net cash proceeds of certain equity offerings at a price equal to 104.625% of the principal amount of the 2025 Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date. Upon the occurrence of certain change of control events, URNA must offer to repurchase the 2025 Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

If (i) URI’s planned acquisition of Neff Corporation (the ‘‘Neff Acquisition’’) is not consummated on or before August 16, 2018 (the “Acquisition Deadline”), (ii) URI has determined that the Neff Acquisition will not be consummated on or before the Acquisition Deadline and gives the trustee for the 2025 Notes a written notice to that effect, or (iii) the merger agreement entered into in connection with the Neff Acquisition is terminated in accordance with its terms or by agreement of the parties thereto, URNA will be required to redeem the 2025 Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but not including, the redemption date.

The 2025 Indenture governing the 2025 Notes contains certain covenants applicable to URNA and its restricted subsidiaries, including limitations on: (1) liens; (2) mergers, consolidations and sale of assets; and (3) dividends and other distributions, stock repurchases and redemptions and other restricted payments. The 2025 Indenture governing the 2025 Notes also contains requirements relating to additional subsidiary guarantors. Each of these covenants is subject to important exceptions and qualifications. In addition, the covenant relating to dividends and other distributions, stock repurchases and redemptions and other restricted payments and the requirements relating to additional subsidiary guarantors will not apply to URNA and its restricted subsidiaries during any period when the 2025 Notes are rated investment grade by both Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., or, in certain circumstances, another rating agency selected by URNA, provided at such time no default under the 2025 Indenture has occurred and is continuing.

The 2025 Indenture provides for customary events of default, including the following (subject to any applicable cure period): nonpayment, breach of covenants in the 2025 Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the 2025 Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the 2025 Indenture (including the Form of Note for the 2025 Notes), which is filed as Exhibit 4.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

$750,000,000 aggregate principal amount of 4.875% Senior Notes due 2028

On September 22, 2017, URNA completed an offering of $750,000,000 aggregate principal amount of its 4.875% Senior Notes due 2028 (the “2028 Notes,” and together with the 2025 Notes, the “Notes”). The 2028 Notes were sold pursuant to the Registration Statement previously filed with the SEC under the Securities Act as supplemented by the final prospectus supplement dated September 8, 2017 and filed with the SEC on September 12, 2017.

The 2028 Notes were issued pursuant to an indenture (the “2028 Indenture”), dated as of September 22, 2017, among URNA, URI, the Subsidiary Guarantors, and Wells Fargo Bank, National Association, as trustee. The 2028 Notes have terms that are substantially identical to those of URNA’s 4.875% Senior Notes due 2028 issued on August 11, 2017 (the “Existing 2028 Notes”), other than the issue date, the issue price and the mandatory redemption provisions applicable to the 2028 Notes described below relating to the Neff Acquisition, but were issued under a separate indenture from the Existing 2028 Notes. Promptly following the closing of the Neff Acquisition, URNA intends to use its commercially reasonable efforts to conduct a registered exchange offer for the 2028 Notes. In the exchange offer, URNA plans to offer to holders of the 2028 Notes the opportunity to exchange their 2028 Notes for additional Existing 2028 Notes that will be issued under the indenture governing the Existing 2028 Notes.

The 2028 Notes mature on January 15, 2028 and bear interest at a rate of 4.875% per year payable semi-annually in cash in arrears on January 15 and July 15 of each year. The first such interest payment will be made on January 15, 2018.

The 2028 Notes are senior obligations of URNA and rank equally with all of its existing and future senior indebtedness, effectively junior to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of its existing and future subordinated indebtedness.

The 2028 Notes are guaranteed on a senior basis by the Guarantors. The guarantees are senior obligations of the Guarantors and rank equally with all of their existing and future senior indebtedness, effectively junior to any of their existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of their existing and future subordinated indebtedness. The 2028 Notes are not guaranteed by URNA’s foreign subsidiaries or unrestricted subsidiaries.

URNA may redeem some or all of the 2028 Notes, at its option, at any time on or after January 15, 2023, at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on January 15 of each of the years indicated below:

Year	Redemption Price
2023	102.438%
2024	101.625%
2025	100.813%
2026 and thereafter	100.000%

At any time prior to January 15, 2023, URNA may redeem some or all of the 2028 Notes at a price equal to 100% of the aggregate principal amount of the 2028 Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the redemption date. In addition, at any time on or prior to January 15, 2021, URNA may, at its option, on one or more occasions, redeem up to 40% of the aggregate principal amount of the 2028 Notes with the net cash proceeds of certain equity offerings at a price equal to 104.875% of the principal amount of the 2028 Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date. Upon the occurrence of certain change of control events, URNA must offer to repurchase the 2028 Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

If (i) the Neff Acquisition is not consummated on or before the Acquisition Deadline, (ii) URI has determined that the Neff Acquisition will not be consummated on or before the Acquisition Deadline and gives the trustee for the 2028 Notes a written notice to that effect, or (iii) the merger agreement entered into in connection with the Neff Acquisition is terminated in accordance with its terms or by agreement of the parties thereto, URNA will be required to redeem the 2028 Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but not including, the redemption date.

The 2028 Indenture contains certain covenants applicable to URNA and its restricted subsidiaries, including limitations on: (1) liens; (2) mergers, consolidations and sale of assets; and (3) dividends and other distributions, stock repurchases and redemptions and other restricted payments. The 2028 Indenture governing the 2028 Notes also contains requirements relating to additional subsidiary guarantors. Each of these covenants is subject to important exceptions and qualifications. In addition, the covenant relating to dividends and other distributions, stock repurchases and redemptions and other restricted payments and the requirements relating to additional subsidiary guarantors will not apply to URNA and its restricted subsidiaries during any period when the 2028 Notes are rated investment grade by both Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., or, in certain circumstances, another rating agency selected by URNA, provided at such time no default under the 2028 Indenture has occurred and is continuing.

The 2028 Indenture provides for customary events of default, including the following (subject to any applicable cure period): nonpayment, breach of covenants in the 2028 Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the 2028 Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the 2028 Indenture (including the Form of Note for the 2028 Notes), which is filed as Exhibit 4.2 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01                                           Other Events.

Underwriting Agreement

In connection with the Notes offering, on September 8, 2017, URNA and the Guarantors entered into an underwriting agreement with Morgan Stanley & Co. LLC, as representative of the several underwriters named therein, relating to the sale of the Notes (the “Underwriting Agreement”). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, and is incorporated herein by reference.

Also in connection with the Notes offering, URI and URNA are filing an opinion of their outside counsel, Sullivan & Cromwell LLP, regarding the validity of the Notes as Exhibit 5.1 to this Form 8-K, which is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

URI and URNA hereby incorporate Exhibits 1.1, 4.1, 4.2, 5.1 and 23.1 into the Registration Statement.

Exhibits

Exhibit 1.1

Underwriting Agreement for the Notes, dated September 8, 2017, among URNA, URI, each of URNA’s subsidiaries named therein and Morgan Stanley & Co. LLC, as representative of the several Underwriters named therein.

Exhibit 4.1

Indenture for the 2025 Notes, dated as of September 22, 2017, among URNA, URI, each of URNA’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee (including the Form of Note for the 2025 Notes).

Exhibit 4.2

Indenture for the 2028 Notes, dated as of September 22, 2017, among URNA, URI, each of URNA’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee (including the Form of Note for the 2028 Notes).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP relating to the Notes.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

EXHIBIT INDEX

Exhibits

Exhibit 1.1

Underwriting Agreement for the Notes, dated September 8, 2017, among URNA, URI, each of URNA’s subsidiaries named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Underwriters named therein.

Exhibit 4.1

Indenture for the 2025 Notes, dated as of September 22, 2017, among URNA, URI, each of URNA’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee (including the Form of Note for the 2025 Notes).

Exhibit 4.2

Indenture for the 2028 Notes, dated as of September 22, 2017, among URNA, URI, each of URNA’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee (including the Form of Note for the 2028 Notes).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP relating to the Notes.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2017

UNITED RENTALS, INC.

By:	/s/ Craig Pintoff

Name:	Craig Pintoff

Title:	Executive Vice President — Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig Pintoff

Name:	Craig Pintoff

Title:	Executive Vice President — Chief Administrative and Legal Officer